D.A. Davidson 19th Annual Financial Services Conference Denver, CO May 9th -11th, 2017

This presentation contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: failure to maintain adequate levels of capital and liquidity to support the Company’s operations; general economic and business conditions in those areas in which the Company operates, including the impact of global and national economic conditions on our local economy; demographic changes; competition; fluctuations in interest rates; continued ability to attract and employ qualified personnel; ability to receive regulatory approval for the bank subsidiary to declare dividends to the Company; adequacy of the allowance for loan losses, changes in credit quality and the effect of credit quality on the provision for credit losses and allowance for loan losses; changes in governmental legislation or regulation, including, but not limited to, any increase in FDIC insurance premiums; changes in accounting policies and practices; changes in business strategy or development plans; failure or inability to complete mergers or other corporate transactions; failure or inability to realize fully the expected benefits of mergers or other corporate transactions; changes in the securities markets; changes in consumer spending, borrowing and savings habits; the availability of capital from private or government sources; competition for loans and deposits and failure to attract or retain loans and deposits; failure to recognize expected cost savings; changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and terms of other credit agreements; changes in oil and natural gas prices; political instability, acts of war or terrorism and natural disasters; and additional “Risk Factors” referenced in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as supplemented from time to time. When relying on forward-looking statements to make decisions with respect to the Company, investors and others are cautioned to consider these and other risks and uncertainties. The Company can give no assurance that any goal or plan or expectation set forth in any forward-looking statement can be achieved and readers are cautioned not to place undue reliance on such statements, which speak only as of the date made. The forward-looking statements are made as of the date of this presentation, and, except as may otherwise be required by law, the Company does not intend, and assumes no obligation, to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements. Investors and security holders are urged to read the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by the Company with the SEC. The documents filed by the Company with the SEC may be obtained at the Company’s website at www.gbnk.com or at the SEC's website at www.sec.gov. These documents may also be obtained free of charge from the Company by directing a request to: Guaranty Bancorp, 1331 Seventeenth St., Suite 200, Denver, CO 80202, Attention: Christopher Treece/Investor Relations; Telephone 303-675-1194. Forward Looking Statements 2

Recent Price $ 25.40 1 Tangible Book Value Per Share $10.13 2 Price to Tangible Book Value Per Share 2.51 x1 1Q 2017 diluted earnings per share (EPS) – GAAP $0.35 May 2017 Quarterly Per Share Dividend $0.125 Dividend Yield 1.97% 1 Market Capitalization: $721.2 million 1, 3 Consensus Price Target $27.00 4 2017 EPS Consensus $1.45 4 2018 EPS Consensus $1.59 4 Price to 2017 consensus earnings 17.52 x1, 4 Price to 2018 consensus earnings 15.97 x1, 4  Guaranty Bancorp – About Us 3 1 Based on May 5, 2017 closing price. 2 See the accompanying reconciliation of non-GAAP measurements to GAAP. 3 Based on 28,393,278 shares outstanding on March 31, 2017. 4 NASDAQ consensus of analyst earnings expectations as of May 5, 2017 (20.00) 0.00 20.00 40.00 60.00 80.00 100.00 May-14 Aug-14 Nov-14 Feb-15 May-15 Aug-15 Nov-15 Feb-16 May-16 Aug-16 Nov-16 Feb-17 May-17 GBNK Stock Performance  GBNK (+98.20%) KBW Nasdaq Bank (+35.22%) S&P 500 Bank (+36.08%) About Us – Guaranty Bancorp

Guaranty Bancorp is uniquely positioned in the Colorado market: .32 branches strategically located on the thriving Colorado Front Range, which encompasses 80% of the state’s population .Asset Size: $3.4 billion .Gross Loans: $2.6 billion .Total Deposits: $2.8 billion .Capital: $358.8 million 4 About Us – Guaranty Bancorp.

Loan growth momentum .Net loan growth during the12 months ended March 31, 2017 measured $294.1 million, or 16.1%, excluding $445.5 million in loans acquired in Home State Bancorporation (Home State) transaction .Loan to deposit ratio of 93.0% as of March 31, 2017 .Strong asset quality continues to improve (ratios as of March 31, 2017) .Nonperforming assets to total assets of 0.16%.Classified asset ratio of 8.24% .Allowance to total loans of 0.90% .Allowance + unaccreted loan discount to total loans of 1.43% .Nonperforming loans to total loans, net of deferred costs and fees of 0.20% .Strong core deposit mix.Noninterest bearing deposits comprised 31.4% of total deposits at March 31, 2017 .Deposit growth over the past 12 months of $123.2 million, or 6.6%, excluding $769.7 million of deposits assumed in the September 2016 Home State transaction .Time deposits comprised 14.8% of total deposits at March 31, 2017 .Cost of deposits 1 remained low at 23 bps during the first quarter 2017 5 1 Including noninterest-bearing deposits. Guaranty Bancorp - Investment Considerations

$500,000 600,000 $700,000 $800,000 $900,000 $1,000,000 $1,100,000 $1,200,000 $1,300,000 $1,400,000 $1,500,000 $1,600,000 $1,700,000 $1,800,000 $1,900,000 $2,000,000 $2,100,000 $2,200,000 $2,300,000 $2,400,000 $2,500,000 $2,600,000 $2,700,000 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Total Loans Home State Aquired Loans Guaranty Bancorp – Investment Considerations Loan Composition & Growth ($ in thousands) 6 Since 3/31/15 loans net of deferred costs and fees have grown $1.0 billion 32.7% annualized (18.3% annualized without Home State) Commercial & Industrial 14.9% Owner Occupied CRE 13.7% CRE Office 9.9% CRE Retail 12.7% CRE Industrial 3.3% CRE Healthcare 3.7% CRE Other 9.3% Residential Mortgage 15.3% Multi Family 4.6% Construction 4.5% Other 4.8% HELOC 3.3% ‘’‘’’’’’’’''''''''''''''''''''''''''Loans by Type'‘’’’'''''''''''''''''''''''‘;;;;;; Consumer 8.5% Business Banking 40.0% Middle Market 12.1% Real Estate 23.0% Private Banking 16.4% _____ Loans by Business Line_ ______

$500,000 $600,000 $700,000 $800,000 $900,000 $1,000,000 $1,100,000 $1,200,000 $1,300,000 $1,400,000 $1,500,000 $1,600,000 $1,700,000 $1,800,000 $1,900,000 $2,000,000 $2,100,000 $2,200,000 $2,300,000 $2,400,000 $2,500,000 $2,600,000 $2,700,000 $2,800,000 $2,900,000 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Total Deposits Home State Aquired Deposits 7 Since 03/31/15 total deposits have grown $1.0 billion Guaranty Bancorp – Investment Considerations Deposit Composition & Growth ($ in thousands) 30.3% annualized (8.0% annualized without Home State) Noninterest-bearing demand 31.4% Interest-bearing demand and NOW 29.8% Money market 17.7% Savings 6.4% Time 14.7% ;;;;;;;;;;;;;;;;;;;''''''''Deposits by Type''''''‘;;;;;;;;;;;;;;;;;;;; Consumer 54.1% Business Banking 26.6% Middle Market 2.9% Real Estate 2.7% Private Banking 13.7% _____ _ _ __Deposits by Business Line ______

8 Guaranty Bancorp – Investment Considerations Select Credit Metrics 1 Nonperforming assets excluding performing TDRs (nonaccrual loans, real estate owned and repossessed assets). Reduction from $33.5 mm to $5.4 mm $13.7 $15.5 $12.6 $14.5 $5.2 $5.1 $19.6 $4.5 $2.2 $0.7 $0.6 $0.3 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 2012 2013 2014 2015 2016 2017 Nonperforming Assets ($mm) Nonaccrual OREO 1.78% 1.04% 0.70% 0.64% 0.17% 0.16% 0.00% 0.50% 1.00% 1.50% 2.00% 2012 2013 2014 2015 2016 2017 Nonperforming Assets1 /Total Assets (%)

.Stable Net Interest Margin .Improved net interest margin to 3.65% in the first quarter 2017 compared to 3.58% in prior quarter and 3.60% in the first quarter 2016 .Anchored by low cost of deposits of 0.23% in the first quarter 2017 .Strong capital structure supportive of future growth (ratios as of March 31, 2017) .Tangible Common Equity Ratio of 8.65% 1 .GAAP Equity Ratio of 10.56% .Total Risk-Based Capital Ratio of 13.44% .Leverage Ratio of 9.83% .Tier 1 Common Equity Ratio of 10.39% .Noninterest income growth .Investment advisory fees .Continued focus on growth in investment management and trust fee income through organic growth .Gains on the sales of SBA loans remain strong - Guaranty Bank is a Preferred Lender by the SBA .Treasury Management income increased 27.0% to $0.7 million in first quarter 2017 as compared to first quarter 2016 .Expense management .Improved efficiency ratio to 55.33% in the first quarter 2017 compared to 59.92% in the first quarter 2016 .Continue to pursue bank and non-bank acquisition opportunities 9 1 See accompanying reconciliation of non-GAAP financial measurements to GAAP. Guaranty Bancorp - Investment Considerations

Guaranty Bancorp – Investment Considerations Net Interest Income ($ in thousands) 10 1 Cost of Funds calculated as interest expense over interest bearing liabilities plus demand deposits. 4.06% 3.65% 0.23% 0.43% 1 15,000 17,000 19,000 21,000 23,000 25,000 27,000 29,000 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Net Interest Income Yield on Interest Earning Assets Net Interest Margin Cost of Funds Cost of Total Deposits

Guaranty Bancorp – Investment Considerations
Efficiency Ratio



Efficiency Ratio Trend
61.00%
60.00%
59.00%
58.00%
57.00%
56.00%
55.00%
54.00%
53.00%
52.00%
59.77%
58.75%
59.55%
59.92%
59.08%
56.78%
55.13%
55.33%
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
Adjusted Tax Equivalent Efficiency Ratio

Note: The efficiency ratio equals noninterest expense adjusted to exclude amortization of intangible assets, prepayment penalties on long-term debt, impairment of long-lived assets and merger related expenses, divided by the sum of tax equivalent net interest income and tax equivalent noninterest income. To calculate tax equivalent net interest income and noninterest income, the interest earned on tax exempt loans and investment securities and the income earned on bank-owned life insurance has been adjusted to reflect the amount that would have been earned had these investments been subject to normal income taxation.

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Guaranty Bancorp℠

12 Guaranty Bancorp – Investment Considerations Operating Earnings1 ($ in thousands) 1 See accompanying reconciliation of non-GAAP financial measurements to GAAP. First quarter 2017 Operating Earnings of $9.8 million compared to $6.2 million in first quarter 2016, a 57.6% increase 92.4% growth $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Operating Earnings

Guaranty Bancorp Key Financial Measures: Guaranty Bancorp - Investment Considerations 13 1 See accompanying reconciliation of non-GAAP financial measurements to GAAP. 2 The efficiency ratio equals noninterest expense adjusted to exclude amortization of intangible assets, prepayment penalties on long-term debt, impairment of long-lived assets and merger related expenses, divided by the sum of tax equivalent net interest income and tax equivalent noninterest income. To calculate tax equivalent net interest income and noninterest income, the interest earned on tax exempt loans and investment securities and the income earned on bank-owned life insurance has been adjusted to reflect the amount that would have been earned had these investments been subject to normal income taxation. Three Months Ended March 31, December 31, March 31, 2016 2016 2017  (Dollars in thousands, except per share amounts) Return on average assets - operating1 1.06% 1.13% 1.18% Return on average assets  1.00% 0.88% 1.18% Return on average equity – operating 1 11.19% 10.70% 11.16% Return on average equity  10.50% 8.41% 11.17% Earnings per common share - diluted - operating1 $0.29 $0.34 $0.35 Earnings per common share - diluted $0.27 $0.26 $0.35 Net interest margin 3.60% 3.58% 3.65% Efficiency ratio - tax equivalent 2 59.92% 55.13% 55.33%

Guaranty Bancorp
Quarterly Financial Statement Summary[1] ($ in thousands)

Includes acquisition expenses of $2,205

Includes acquisition expenses of $3,032

Income Statement	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17
Net Interest Income	$ 18,940	$ 19,406	$ 19,856	$ 19,995	$ 19,821	$ 22,750	$ 27,822	$ 28,172
Provision (credit) for Loan Losses	113	14	(8)	16	10	27	90	5
Noninterest Income	4,404	4,399	4,262	4,178	4,142	4,705	6,232	6,402
Noninterest Expense	14,956	14,866	15,247	15,792	15,134	18,624	23,237	20,529
Tax Expense	2,798	2,923	2,988	2,510	3,133	3,039	3,306	4,200
Net Income	**$ 5,477**	**$ 6,002**	**$ 5,891**	**$ 5,855**	**$ 5,686**	**$ 5,765**	**$ 7,421**	**$ 9,840**
Operating Earnings	**$ 5,586**	**$ 5,983**	**$ 5,830**	**$ 6,238**	**$ 6,049**	**$ 7,281**	**$ 9,445**	**$ 9,832**

Balance Sheet	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16	03/31/17
Cash and Equivalents	$ 55,169	$ 23,750	$ 26,711	$ 31,142	$ 30,446	$ 163,908	$ 50,111	$ 40,513
Time Deposits with Banks	-	-	-	-	-	504	254	254
Investments	442,794	433,299	424,692	400,890	369,008	562,091	590,856	584,746
Loans	1,668,658	1,726,151	1,814,536	1,830,246	1,898,543	2,412,999	2,519,138	2,570,750
Allowance for Loan Losses	(22,850)	(22,890)	(23,000)	(23,025)	(23,050)	(23,300)	(23,250)	(23,175)
Other Assets	125,765	125,320	125,586	122,963	120,068	230,063	229,318	226,563
Total Assets	**$2,269,536**	**$2,285,630**	**$2,368,525**	**$2,362,216**	**$2,395,015**	**$3,346,265**	**$3,366,427**	**$3,399,651**
Deposits	$1,741,999	$1,847,329	$1,801,845	$1,872,717	$1,847,361	$2,752,112	$2,699,084	$2,765,630
Other Liabilities	313,698	219,498	345,041	263,980	317,696	242,793	314,965	275,183
Total Liabilities	$2,055,697	$2,066,827	$2,146,886	$2,136,697	$2,165,057	$2,994,905	$3,014,049	$3,040,813
Stockholders' Equity	$213,839	$218,803	$221,639	$225,519	$229,958	$351,360	$352,378	$358,838
Total Liabilities and Stockholders' Equity	**$2,269,536**	**$2,285,630**	**$2,368,525**	**$2,362,216**	**$2,395,015**	**$3,346,265**	**$3,366,427**	**$3,399,651**

GUARANTY BANCORP℠

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Colorado Market 15

Demographics Colorado National Current Population (July 2016) 1 5,540,545 323,127,513 Historical Population Change (April 2010-July 2016) 1 10.2% 4.7% Median Household Income (2015) 1 $60,629 $53,889 Household Income Change (2010-2015) 1 9.1% 5.4% March 2017 Unemployment Rate 2 2.6% 4.5% Market Data 16 1 US Census Bureau 2 Bureau of Labor Statistics Unemployment by County 2 3/31/17 3/31/16 Denver 2.4% 3.7% Boulder 2.0% 3.1% Larimer 2.1% 3.4% Colorado currently has the lowest unemployment rate in the nation.

.Business Climate .Colorado ranks as the nation’s 3rd best state for business – CNBC 2016 .Colorado’s economy ranks as the 2nd strongest in the nation – CNBC 2016 .Denver ranked 1st for economic success in Area Development’s 2015 Leading Locations study .Denver has the best commercial real estate market in the country – Coldwell Banker 2015 .Denver is the best city for investment in residential real estate – HomeVestors 2015 .Colorado ranks 4th in the country for the number of new businesses created – Entrepreneur 2015 .Growth .Denver ranks 1st in Best Places for Business and Careers – Forbes 2016 .Denver ranks 1st in Best Places to Live Rankings – U.S. News and World Report 2016.Colorado’s population is projected to grow by 13.4% from 2010 through 2020 versus an estimated national growth rate of 7.1% - USA Today 2015 .Highly Educated Workforce .Colorado ranks 1st for its high quality workforce – CNBC 2016 .Colorado ranks as the nation’s 2nd most highly educated state – U.S. Census Bureau 2016 .Boulder ranks 3rd for college graduates in STEM (Science, Technology, Engineering, Math) – NerdWallet 2015 Market Data 17

Market Data – Largest Metro Denver Employers

	Company [1]	Industry [1]
1	HealthONE Corporation	Healthcare
2	SCL Health System	Healthcare
3	Centura Health	Healthcare
4	Lockheed Martin Corporation	Aerospace & Defense Related Systems
5	CenturyLink	Telecommunications
6	Kaiser Permanente	Healthcare
7	Comcast Corporation	Telecommunications
8	Children's Hospital Colorado	Healthcare
9	United Airlines	Airline
10	University of Colorado Health	Healthcare, Research
11	Wells Fargo Bank	Financial Services
12	DISH Network	Satellite TV & Equipment
13	IBM Corporation	Computer Systems & Services
14	University of Denver	University
15	United Parcel Service	Parcel Delivery
16	Ball Corporation	Aerospace, Containers
17	Frontier Airlines	Airline
18	Oracle	Software & Network Computer Systems
19	FedEx Corporation	Shipment & Logistics Services
20	MillerCoors Brewing Company	Beverages
21	Xcel Energy	Utilities
22	Level 3 Communications	Communication & Internet Systems
23	Raytheon Company	Aerospace Systems & Software
24	Boulder Community Hospital	Healthcare
25	CH2M Hill	Engineering & Architectural Services

Major Colorado Industries[2]:

- Advanced Manufacturing
- Aerospace
- Bioscience
- Creative Industries
- Defense
- Electronics
- Energy
- Financial Services
- Food & Agriculture
- Health & Wellness
- Engineering
- Technology
- Tourism
- Transportation

[1] Metro Denver Economic Development Corporation
[2] Colorado Office of Development and International Trade

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GUARANTY BANCORP℠

Market Data – Largest Northern Colorado Employers

	Company [1]	Industry[1]
1	University of Colorado Health	Healthcare
2	JBS Swift & Company	Beef Processing/Corporate Office
3	Banner Health: North Colorado Medical Center	Healthcare
4	State Farm Insurance Companies	Insurance
5	Hewlett Packard	Technology Product Design
6	Center Partners	Customer Care Center
7	Woodward	Speed Controls
8	Banner Health: McKee Medical Center	Healthcare
9	Vestas	Wind Turbine Manufacturing
10	Halliburton Energy Services, Inc.	Oil & Gas Development
11	Hach Company	Analytical Instruments
12	Avago Technologies	Semiconductor Components
13	Anheuser-Busch	Brewery
14	TeleTech	Financial Services Support
15	Anadarko Petroleum	Oil & Gas Development
16	Advanced Energy	Semiconductor Components
17	Otterbox	Protective Case Manufacturing
18	Afni, Inc.	Business Solutions
19	Carestream Health, Inc.	Medical & Dental Imaging
20	Select Energy Services	Oil & Gas Development

Major Colorado Industries[2]:

- Advanced Manufacturing
- Aerospace
- Bioscience
- Creative Industries
- Defense
- Electronics
- Energy
- Financial Services
- Food & Agriculture
- Health & Wellness
- Engineering
- Technology
- Tourism
- Transportation

[1] Metro Denver Economic Development Corporation
[2] Colorado Office of Development and International Trade

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GUARANTY BANCORP℠

Reconciliation of Non-GAAP Financial Measures 20

Tangible Book Value as of March 31, 2017 Stockholders’ Equity  $358,838 Less Goodwill and other Intangible Assets  (71,072) Tangible Common Equity  $287,766 Shares Outstanding 28,393,278 Book Value per common share  $12.64 Tangible Book Value per common share $10.13 Tangible Common Equity Ratio as of March 31, 2017 Stockholders’ Equity  $358,838 Less Goodwill and other Intangible Assets  (71,072) Tangible Common Equity  $287,766 Total Assets $3,399,651 Less Goodwill and other Intangible Assets  (71,072) Total Tangible Assets  $3,328,579 Equity Ratio – GAAP1 10.56% Tangible Common Equity / Tangible Assets 8.65% 1 Total stockholders’ equity / total assets  Guaranty Bancorp Reconciliation of Non-GAAP Financial Measures ($ in 000s, share data excepted) 21

Guaranty Bancorp
Reconciliation of Non-GAAP Financial Measures ($ in 000s, share data excepted)

Operating Earnings	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17
Net Income	$5,477	$6,002	$5,891	$5,855	$5,686	$5,765	$7,421	$9,840
Expenses adjusted for:								
Other real estate owned (gain)	54	(31)	16	2	5	20	4	68
Merger related expenses	-	-	-	675	347	2,205	3,032	-
Impairment of long-lived assets	122	-	-	-	-	-	185	190
Prepayment penalty	-	-	-	-	-	-	-	-
Income adjusted for:								
(Gains) Losses on Security sales	-	-	(132)	(45)	101	66	(49)	-
(Gain) Losses on other asset sales	-	-	18	(14)	-	-	-	(271)
Pre-tax earnings adjustment	176	(31)	(98)	618	453	2,291	3,172	(13)
Tax effect of adjustments	(67)	12	37	(235)	(90)	(775)	(1,148)	5
Tax effected earnings adjustment	109	(19)	(61)	383	363	1,516	2,024	(8)
Operating Earnings	**$5,586**	**$5,983**	**$5,830**	**$6,238**	**$6,049**	**$7,281**	**$9,445**	**$9,832**
Average Assets	$2,199,723	$2,268,603	$2,327,224	$2,359,180	$2,356,964	$2,613,133	$3,336,143	$3,374,153
Average Equity	$213,545	$216,742	$221,515	$224,179	$228,060	$253,570	$351,251	$357,288
Fully diluted weighted average shares outstanding	21,200,438	21,224,989	21,303,763	21,398,559	21,378,349	22,984,647	28,043,944	28,090,179
Diluted EPS – Operating	$0.26	$0.28	$0.27	$0.29	$0.28	$0.32	$0.34	$0.35
Diluted EPS – GAAP	$0.26	$0.28	$0.28	$0.27	$0.27	$0.25	$0.26	$0.35
ROAA – Operating	1.02%	1.05%	0.99%	1.06%	1.03%	1.11%	1.13%	1.18%
ROAA – GAAP	1.00%	1.05%	1.00%	1.00%	0.97%	0.88%	0.88%	1.18%
ROAE – Operating	10.49%	10.95%	10.44%	11.19%	10.67%	11.42%	10.70%	11.16%
ROAE - GAAP	10.29%	10.99%	10.55%	10.50%	10.03%	9.04%	8.41%	11.17%

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Guaranty Bancorp℠